December 12, 2013

SUPPLEMENT

SUPPLEMENT DATED DECEMBER 12, 2013 TO THE PROSPECTUSES OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE MID CAP GROWTH PORTFOLIO
(the "Portfolio")
CLASS X and CLASS Y
Dated April 30, 2013

The last sentence of the penultimate paragraph under the section of the Prospectus entitled "Portfolio Summary—Principal Investment Strategies" is hereby deleted and replaced with the following:

The Portfolio's current investments may include privately placed and restricted securities. The Portfolio will not, however, make future investments in privately placed and restricted securities that are deemed to be illiquid at the time of purchase.

The fourth paragraph under the section of the Prospectus entitled "Additional Information About the Portfolio's Investment Objective, Strategies and Risks—Principal Investment Strategies" is hereby deleted and replaced with the following:

The Portfolio's current investments may include privately placed and restricted securities. The Portfolio will not, however, make future investments in privately placed and restricted securities that are deemed to be illiquid at the time of purchase.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.